Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
April 22, 2025	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces First Quarter 2025 Results and Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended March 31, 2025. The Company reported net income of $11.82 million, or $0.64 per diluted common share, for the quarter ended March 31, 2025.

The Company also declared a quarterly cash dividend to common shareholders of thirty-one cents, $0.31 per common share. The quarterly dividend is payable to common shareholders of record on May 9, 2025, and is expected to be paid on May 23, 2025. This year marks the 40th consecutive year of regular dividends to common shareholders and the prior year was the 15th consecutive year of regular dividend increases.

First Quarter 2025 Highlights

Income Statement

o	Net interest margin for the first quarter of 2025 was 4.34%. The yield on earning assets decreased 5 basis points from the same period of 2024 and is primarily attributable to a decrease in interest income of $867 thousand. Interest income for loans and securities available-for-sale decreased $2.74 million and $470 thousand, respectively. The decreases were primarily due to decreases in the average balance for loans and securities available-for-sale of $154.04 million and $89.74 million, respectively. Additionally, the yield on loans decreased 8 basis points. The decrease in interest income on loans and securities available-for-sale was somewhat offset by an increase in interest income on interest-bearing deposits with banks. Interest expense on interest-bearing liabilities increased $472 thousand and is primarily attributable to an increase in yield of 11 basis points.
o	Noninterest income increased approximately $970 thousand, or 10.48%, when compared to the same quarter of 2024. The increase is primarily attributable to an increase in service charges on deposits of $526 thousand, or 15.89%, and an increase in other operating income of $491 thousand, or 35.07%. Noninterest expense increased $1.56 million, or 6.66% when compared to the same period of 2024. The increase is primarily attributable to an increase in salaries and benefits of $754 thousand, or 5.99%.
o

Annualized return on average assets ("ROA") was 1.49% for the first quarter of 2025 compared to 1.60% for the same period of 2024. Annualized return on average common equity ("ROE") was 9.49% for the first quarter of 2025 compared to 10.18%  for the same period of 2024.

Balance Sheet and Asset Quality

o	Consolidated assets totaled $3.23 billion at March 31, 2025.
o	Loans decreased $33.39 million, or 1.38%, from December 31, 2024. Securities available for sale decreased $40.19 million, or 23.66%, from December 31, 2024. Deposits decreased $6.77 million, or 0.25%, which was largely a function of declining higher-rate time deposits. Stockholder equity decreased $29.98 million, or 5.69% due to the payment of a special cash dividend in the first quarter of 2025. The net effect of these balance sheet changes resulted in an increase in cash and cash equivalents of $37.23 million, or 9.86%.
o	The Company did not repurchase any common shares during the first quarter of 2025.
o

Non-performing loans to total loans increased to 0.85% when compared with the same quarter of 2024.  The Company experienced net charge-offs for the first quarter of 2025 of $1.39 million, or 0.24% of annualized average loans, compared to net charge-offs of $1.74 million, or 0.27%, of annualized average loans for the same period in 2024.

o	The allowance for credit losses to total loans was 1.42% at March 31, 2025, compared to 1.44% at December 31, 2024 and 1.41% at March 31, 2024.
o

Book value per share at March 31, 2025, was $ 27.09, a decrease of $1.64 from year-end 2024.  The decrease is primarily attributable to the payment of the special cash dividend in the first quarter of 2025 of $2.07 per share totaling approximately $37.93 million.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as a reconciliation to that comparable GAAP financial measure can be found in the attached tables to this press release.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 53 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of March 31, 2025. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $1.62 billion in combined assets as of March 31, 2025. The Company reported consolidated assets of $3.23 billion as of March 31, 2025. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; changes in banking laws and regulations; the degree of competition by traditional and non-traditional competitors; the impact of natural disasters, extreme weather events, military conflict , terrorism or other geopolitical events; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except share and per share data)	2025	2024	2024	2024	2024
Interest income
Interest and fees on loans	$30,669	$31,637	$32,120	$32,696	$33,418
Interest on securities	1,238	1,447	1,070	1,211	1,698
Interest on deposits in banks	3,262	3,348	3,702	2,882	913
Total interest income	35,169	36,432	36,892	36,789	36,029
Interest expense
Interest on deposits	4,871	5,099	5,298	4,877	4,365
Interest on borrowings	-	-	-	-	35
Total interest expense	4,871	5,099	5,298	4,877	4,400
Net interest income	30,298	31,333	31,594	31,912	31,629
Provision for credit losses	321	1,082	1,360	144	1,011
Net interest income after provision	29,977	30,251	30,234	31,768	30,618
Noninterest income	10,229	10,337	10,452	9,342	9,259
Noninterest expense	24,944	24,107	24,177	24,897	23,386
Income before income taxes	15,262	16,481	16,509	16,213	16,491
Income tax expense	3,444	3,441	3,476	3,527	3,646
Net income	$11,818	$13,040	$13,033	$12,686	$12,845

Earnings per common share
Basic	$0.64	$0.71	$0.71	$0.69	$0.70
Diluted	$0.64	$0.71	$0.71	$0.71	$0.71
Cash dividends per common share
Regular	0.31	0.31	0.31	0.29	0.29
Special cash dividend	2.07	-	-	-	-
Weighted average shares outstanding
Basic	18,324,760	18,299,612	18,279,612	18,343,958	18,476,128
Diluted	18,451,321	18,418,441	18,371,907	18,409,876	18,545,910
Performance ratios
Return on average assets	1.49%	1.60%	1.60%	1.58%	1.60%
Return on average common equity	9.49%	9.89%	10.04%	10.02%	10.18%
Return on average tangible common equity(1)	13.79%	14.12%	14.46%	14.54%	14.82%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2025	2024	2024	2024	2024
Noninterest income
Wealth management	$1,162	$1,251	$1,071	$1,064	$1,099
Service charges on deposits	3,836	3,613	3,661	3,428	3,310
Other service charges and fees	3,340	3,575	3,697	3,670	3,450
Other operating income	1,891	1,898	2,023	1,180	1,400
Total noninterest income	$10,229	$10,337	$10,452	$9,342	$9,259
Noninterest expense
Salaries and employee benefits	$13,335	$13,501	$13,129	$12,491	$12,581
Occupancy expense	1,576	1,329	1,270	1,309	1,378
Furniture and equipment expense	1,575	1,562	1,574	1,687	1,545
Service fees	2,484	2,305	2,461	2,427	2,449
Advertising and public relations	1,055	1,165	967	933	796
Professional fees	372	295	221	330	372
Amortization of intangibles	524	535	536	530	530
FDIC premiums and assessments	362	365	365	364	369
Litigation expense	-	-	-	1,800	-
Other operating expense	3,661	3,050	3,654	3,026	3,366
Total noninterest expense	$24,944	$24,107	$24,177	$24,897	$23,386

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except per share data)	2025	2024	2024	2024	2024
Adjusted Net Income for diluted earnings per share	$11,818	$13,040	$13,033	$12,686	$12,845
Non-GAAP adjustments:
Loss (gain) on sale of securities	-	-	-	-	-
Merger expense	-	-	-	-	-
Day 2 provision for allowance for credit losses - Surrey	-	-	-	-	-
Litigation expense	-	-	-	1,800	-
Other items(1)	-	-	(825)	-	-
Total adjustments	-	-	(825)	1,800	-
Tax effect	-	-	(198)	432	-
Adjusted earnings, non-GAAP	$11,818	$13,040	$12,406	$14,054	$12,845

Adjusted diluted earnings per common share, non-GAAP	$0.64	$0.71	$0.68	$0.76	$0.69
Performance ratios, non-GAAP
Adjusted return on average assets	1.49%	1.60%	1.53%	1.75%	1.60%
Adjusted return on average common equity	9.49%	9.89%	9.56%	11.10%	10.18%
Adjusted return on average tangible common equity (2)	13.79%	14.12%	13.77%	16.11%	14.82%

(1)	Includes other non-recurring income and expense items.
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended March 31,
	2025			2024
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,395,068	$30,757	5.21%	$2,549,107	$33,500	5.29%
Securities available for sale	149,266	1,261	3.43%	239,010	1,731	2.91%
Interest-bearing deposits	295,939	3,262	4.47%	66,483	916	5.54%
Total earning assets	2,840,273	35,280	5.04%	2,854,600	36,147	5.09%
Other assets	373,791			373,614
Total assets	$3,214,064			$3,228,214

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$658,651	$180	0.11%	$665,875	$162	0.10%
Savings deposits	891,148	3,311	1.51%	866,084	3,412	1.58%
Time deposits	238,254	1,380	2.35%	249,974	790	1.27%
Total interest-bearing deposits	1,788,053	4,871	1.10%	1,781,933	4,364	0.98%
Borrowings
Federal funds purchased	-	-	-	2,527	35	5.52%
Retail repurchase agreements	1,071	-	0.06%	1,127	-	0.05%
Total borrowings	1,071	-	0.06%	3,654	35	3.85%
Total interest-bearing liabilities	1,789,124	4,871	1.10%	1,785,587	4,399	0.99%
Noninterest-bearing demand deposits	859,988			886,947
Other liabilities	60,167			48,298
Total liabilities	2,709,279			2,720,832
Stockholders' equity	504,785			507,382
Total liabilities and stockholders' equity	$3,214,064			$3,228,214
Net interest income, FTE(1)		$30,409			$31,748
Net interest rate spread			3.94%			4.10%
Net interest margin, FTE(1)			4.34%			4.47%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $556 thousand and $781 thousand for the three months ended March 31, 2025 and 2024, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except per share data)	2025	2024	2024	2024	2024
Assets
Cash and cash equivalents	$414,682	$377,454	$315,338	$329,877	$248,905
Debt securities available for sale, at fair value	129,659	169,849	166,669	129,686	166,247
Loans held for investment, net of unearned income	2,382,699	2,416,089	2,444,113	2,473,268	2,519,833
Allowance for credit losses	(33,784)	(34,825)	(35,118)	(34,885)	(35,461)
Loans held for investment, net	2,348,915	2,381,264	2,408,995	2,438,383	2,484,372
Premises and equipment, net	48,780	48,735	49,654	50,528	51,333
Other real estate owned	298	521	346	100	374
Interest receivable	9,306	9,207	9,883	9,984	10,719
Goodwill	143,946	143,946	143,946	143,946	143,946
Other intangible assets	12,490	13,014	13,550	14,085	14,615
Other assets	117,697	117,226	115,980	116,230	115,470
Total assets	$3,225,773	$3,261,216	$3,224,361	$3,232,819	$3,235,981

Liabilities
Deposits
Noninterest-bearing	$893,794	$883,499	$869,723	$889,462	$902,396
Interest-bearing	1,790,683	1,807,748	1,789,530	1,787,810	1,779,819
Total deposits	2,684,477	2,691,247	2,659,253	2,677,272	2,682,215
Securities sold under agreements to repurchase	908	906	954	894	1,006
Interest, taxes, and other liabilities	43,971	42,671	43,460	45,769	45,816
Total liabilities	2,729,356	2,734,824	2,703,667	2,723,935	2,729,037

Stockholders' equity
Common stock	18,327	18,322	18,291	18,270	18,413
Additional paid-in capital	169,867	169,752	168,691	168,272	173,041
Retained earnings	317,728	349,489	342,121	334,756	327,389
Accumulated other comprehensive loss	(9,505)	(11,171)	(8,409)	(12,414)	(11,899)
Total stockholders' equity	496,417	526,392	520,694	508,884	506,944
Total liabilities and stockholders' equity	$3,225,773	$3,261,216	$3,224,361	$3,232,819	$3,235,981

Shares outstanding at period-end	18,326,657	18,321,795	18,290,938	18,270,273	18,413,088
Book value per common share	$27.09	$28.73	$28.47	$27.85	$27.53
Tangible book value per common share(1)	18.55	20.16	19.86	19.20	18.92

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2025	2024	2024	2024	2024
Allowance for Credit Losses
Balance at beginning of period:
Allowance for credit losses - loans	$34,825	$35,118	$34,885	$35,461	$36,189
Allowance for credit losses - loan commitments	341	441	441	746	746
Total allowance for credit losses beginning of period	35,166	35,559	35,326	36,207	36,935
Provision for credit losses:
Provision for credit losses - loans	350	1,182	1,360	449	1,011
(Recovery of) provision for credit losses - loan commitments	(29)	(100)	-	(305)	-
Total provision for credit losses - loans and loan commitments	321	1,082	1,360	144	1,011
Charge-offs	(1,998)	(2,005)	(1,799)	(1,599)	(2,448)
Recoveries	607	530	672	574	709
Net (charge-offs) recoveries	(1,391)	(1,475)	(1,127)	(1,025)	(1,739)
Balance at end of period:
Allowance for credit losses - loans	33,784	34,825	35,118	34,885	35,461
Allowance for credit losses - loan commitments	312	341	441	441	746
Ending balance	$34,096	$35,166	$35,559	$35,326	$36,207

Nonperforming Assets
Nonaccrual loans	$19,974	$19,869	$19,754	$19,815	$19,617
Accruing loans past due 90 days or more	117	149	176	19	30
Modified loans past due 90 days or more	125	135	-	-	-
Total nonperforming loans	20,216	20,153	19,930	19,834	19,647
OREO	298	521	346	100	374
Total nonperforming assets	$20,514	$20,674	$20,276	$19,934	$20,021

Additional Information
Total modified loans	$2,124	$2,260	$2,320	$2,290	$2,177

Asset Quality Ratios
Nonperforming loans to total loans	0.85%	0.83%	0.82%	0.80%	0.78%
Nonperforming assets to total assets	0.64%	0.63%	0.63%	0.62%	0.62%
Allowance for credit losses to nonperforming loans	167.12%	172.80%	176.21%	175.88%	180.49%
Allowance for credit losses to total loans	1.42%	1.44%	1.44%	1.41%	1.41%
Annualized net charge-offs (recoveries) to average loans	0.24%	0.24%	0.18%	0.16%	0.27%